Exhibit 99.1

WAIVER TO CREDIT AGREEMENT

WAIVER TO CREDIT AGREEMENT (this “Waiver”), dated as of March 30, 2006 among INTELSAT, LTD., a Bermuda company (“Intelsat”), INTELSAT SUBSIDIARY HOLDING COMPANY, LTD., a Bermuda company (the “Borrower”), the lenders party to the Credit Agreement referred to below (the “Lenders”), and DEUTSCHE BANK TRUST COMPANY AMERICAS, as Administrative Agent (in such capacity, the “Administrative Agent”). Unless otherwise defined herein, all capitalized terms used herein and defined in the Credit Agreement are used herein as therein defined.

WITNESSETH:

WHEREAS, Intelsat, Ltd. (as the resulting entity from the amalgamation of Zeus Merger One Limited and Intelsat, Ltd.), Intelsat Subsidiary Holding Company, Ltd. (which as a result of the Intermediate Holdco Transaction consummated on March 3, 2005 assumed all of the rights, obligations, duties and liabilities under the Credit Agreement from Intelsat (Bermuda), Ltd.), the lenders from time to time party thereto, Bank of America, N.A., Bear Stearns Corporate Lending Inc., BNP Paribas and Merrill Lynch Capital Corporation, as Co-Documentation Agents, Credit Suisse (f/k/a Credit Suisse First Boston) and Lehman Brothers Inc., as Co-Syndication Agents, and Deutsche Bank Trust Company Americas, as Administrative Agent and Collateral Agent, have entered into a Credit Agreement, dated as of January 28, 2005 (as amended, modified, restated and/or supplemented through, but not including, the date hereof, the “Credit Agreement”); and

WHEREAS, subject to the terms and conditions set forth below, the Lenders have agreed to waive certain provisions of the Credit Agreement as provided herein;

NOW, THEREFORE, it is agreed;

A.	Waivers to the Credit Agreement

1. The undersigned Lenders hereby waive the requirement of Intelsat and the Borrower to comply with Section 8.01 (b) and (d) of the Credit Agreement in respect of delivery of annual financial statements for the fiscal year ending on December 31, 2005 and any certificates required to be delivered therewith, and hereby further waive any Default or Event of Default (including under Section 10.04 of the Credit Agreement) that would result from Intelsat’s, Intelsat (Bermuda), Ltd.’s or the Borrower’s failure to file with the SEC or deliver to any person any annual report or annual financial statement for the fiscal year ending on December 31, 2005 or any certificate required to be filed or delivered therewith; provided, however, that this Waiver shall cease to have any force and effect on and after the date which is 30 days following the Waiver Effective Date (as defined below).

B.	Miscellaneous Provisions

1. In order to induce the Lenders to enter into this Waiver, each of Intelsat and the Borrower hereby represents and warrants to each of the Lenders that (i) all of the representations and warranties contained in the Credit Agreement and in the other Credit Documents are true and correct in all material respects on and as of the Waiver Effective Date after giving effect to this

Waiver (unless such representations and warranties relate to a specific earlier date, in which case such representations and warranties shall be true and correct in all material respects as of such earlier date) and (ii) there exists no Default or Event of Default as of the Waiver Effective Date after giving effect to this Waiver.

2. This Waiver is limited as specified and shall not constitute a modification, acceptance or waiver of any other provision of the Credit Agreement or any other Credit Document.

3. This Waiver may be executed in any number of counterparts and by the different parties hereto on separate counterparts, each of which counterparts when executed and delivered shall be an original, but all of which shall together constitute one and the same instrument. Delivery of an executed signature page of this Waiver by facsimile (or other electronic) transmission shall be effective as delivery of a manually executed counterpart hereof. A complete set of counterparts executed by all the parties hereto shall be lodged with the Borrower and the Administrative Agent.

4. THIS WAIVER AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAW OF THE STATE OF NEW YORK.

5. This Waiver shall become effective as of March 30, 2006 (the “Waiver Effective Date”) upon the delivery (including by way of facsimile (or other electronic) transmission) to the Administrative Agent at the Notice Office of a signed counterpart hereof (whether the same or different counterparts) by Intelsat, the Borrower and the Required Lenders.

6. From and after the Waiver Effective Date, all references in the Credit Agreement and in the other Credit Documents to the Credit Agreement shall be deemed to be a reference to the Credit Agreement as modified hereby. This Waiver shall constitute a Credit Document for all purposes under the Credit Agreement and the other Credit Documents.

* * *

IN WITNESS WHEREOF, the undersigned have caused this Waiver to be duly executed and delivered as of the date first above written.

INTELSAT, LTD.

By:	/s/ Phillip L. Spector
	Name:	Phillip Spector
	Title:	Executive VP and General Counsel

INTELSAT SUBSIDIARY HOLDING COMPANY, LTD.

By:	/s/ Phillip L. Spector
	Name:	Phillip Spector
	Title:	Assistant Secretary

DEUTSCHE BANK TRUST COMPANY AMERICAS, Individually and as Administrative Agent

By:	/s/ Anca Trifan
Name: Anca Trifan
Title: Director

By:	/s/ Diane Rolfe
Name: Diane Rolfe
Title: Director

SIGNATURE PAGE TO WAIVER, DATED AS OF MARCH 30, 2006, TO THE CREDIT AGREEMENT, DATED AS OF JANUARY 28, 2005, AMONG INTELSAT, LTD., INTELSAT SUBSIDIARY HOLDING COMPANY, LTD., THE LENDERS PARTY THERETO, BANK OF AMERICA, N.A., BEAR STEARNS CORPORATE LENDING INC., BNP PARIBAS AND MERRILL LYNCH CAPITAL CORPORATION, AS CO-DOCUMENTATION AGENTS, CREDIT SUISSE FIRST BOSTON AND LEHMAN BROTHERS INC., AS CO-SYNDICATION AGENTS, AND DEUTSCHE BANK TRUST COMPANY AMERICAS, AS ADMINISTRATIVE AGENT AND COLLATERAL AGENT

NAME OF INSTITUTION:

SENIOR DEBT PORTFOLIO

By:	Boston Management and Research as Investment Advisor

By:	/s/ Michael B. Botthof
Name: Michael B. Botthof
Title Vice President

SIGNATURE PAGE TO WAIVER, DATED AS OF MARCH 30, 2006, TO THE CREDIT AGREEMENT, DATED AS OF JANUARY 28, 2005, AMONG INTELSAT, LTD., INTELSAT SUBSIDIARY HOLDING COMPANY, LTD., THE LENDERS PARTY THERETO, BANK OF AMERICA, N.A., BEAR STEARNS CORPORATE LENDING INC., BNP PARIBAS AND MERRILL LYNCH CAPITAL CORPORATION, AS CO-DOCUMENTATION AGENTS, CREDIT SUISSE FIRST BOSTON AND LEHMAN BROTHERS INC., AS CO-SYNDICATION AGENTS, AND DEUTSCHE BANK TRUST COMPANY AMERICAS, AS ADMINISTRATIVE AGENT AND COLLATERAL AGENT

NAME OF INSTITUTION:

EATON VANCE SENIOR INCOME TRUST

BY:	EATON VANCE MANAGEMENT AS INVESTMENT ADVISOR

By:	/s/ Michael B. Botthof
Name: Michael B. Botthof
Title Vice President

SIGNATURE PAGE TO WAIVER, DATED AS OF MARCH 30, 2006, TO THE CREDIT AGREEMENT, DATED AS OF JANUARY 28, 2005, AMONG INTELSAT, LTD., INTELSAT SUBSIDIARY HOLDING COMPANY, LTD., THE LENDERS PARTY THERETO, BANK OF AMERICA, N.A., BEAR STEARNS CORPORATE LENDING INC., BNP PARIBAS AND MERRILL LYNCH CAPITAL CORPORATION, AS CO-DOCUMENTATION AGENTS, CREDIT SUISSE FIRST BOSTON AND LEHMAN BROTHERS INC., AS CO-SYNDICATION AGENTS, AND DEUTSCHE BANK TRUST COMPANY AMERICAS, AS ADMINISTRATIVE AGENT AND COLLATERAL AGENT

NAME OF INSTITUTION:

EATON VANCE INSTITUTIONAL SENIOR LOAN FUND

BY:	EATON VANCE MANAGEMENT AS INVESTMENT ADVISOR

By:	/s/ Michael B. Botthof
Name: Michael B. Botthof
Title Vice President

SIGNATURE PAGE TO WAIVER, DATED AS OF MARCH 30, 2006, TO THE CREDIT AGREEMENT, DATED AS OF JANUARY 28, 2005, AMONG INTELSAT, LTD., INTELSAT SUBSIDIARY HOLDING COMPANY, LTD., THE LENDERS PARTY THERETO, BANK OF AMERICA, N.A., BEAR STEARNS CORPORATE LENDING INC., BNP PARIBAS AND MERRILL LYNCH CAPITAL CORPORATION, AS CO-DOCUMENTATION AGENTS, CREDIT SUISSE FIRST BOSTON AND LEHMAN BROTHERS INC., AS CO-SYNDICATION AGENTS, AND DEUTSCHE BANK TRUST COMPANY AMERICAS, AS ADMINISTRATIVE AGENT AND COLLATERAL AGENT

NAME OF INSTITUTION:

GRAYSON & CO

BY:	BOSTON MANAGEMENT AND RESEARCH AS INVESTMENT ADVISOR

By:	/s/ Michael B. Botthof
Name: Michael B. Botthof
Title Vice President

SIGNATURE PAGE TO WAIVER, DATED AS OF MARCH 30, 2006, TO THE CREDIT AGREEMENT, DATED AS OF JANUARY 28, 2005, AMONG INTELSAT, LTD., INTELSAT SUBSIDIARY HOLDING COMPANY, LTD., THE LENDERS PARTY THERETO, BANK OF AMERICA, N.A., BEAR STEARNS CORPORATE LENDING INC., BNP PARIBAS AND MERRILL LYNCH CAPITAL CORPORATION, AS CO-DOCUMENTATION AGENTS, CREDIT SUISSE FIRST BOSTON AND LEHMAN BROTHERS INC., AS CO-SYNDICATION AGENTS, AND DEUTSCHE BANK TRUST COMPANY AMERICAS, AS ADMINISTRATIVE AGENT AND COLLATERAL AGENT

NAME OF INSTITUTION:

EATON VANCE VT FLOATING-RATE INCOME FUND BY: EATON VANCE MANAGEMENT AS INVESTMENT ADVISOR

By:	/s/ Michael B. Botthof
Name: Michael B. Botthof
Title Vice President

SIGNATURE PAGE TO WAIVER, DATED AS OF MARCH 30, 2006, TO THE CREDIT AGREEMENT, DATED AS OF JANUARY 28, 2005, AMONG INTELSAT, LTD., INTELSAT SUBSIDIARY HOLDING COMPANY, LTD., THE LENDERS PARTY THERETO, BANK OF AMERICA, N.A., BEAR STEARNS CORPORATE LENDING INC., BNP PARIBAS AND MERRILL LYNCH CAPITAL CORPORATION, AS CO-DOCUMENTATION AGENTS, CREDIT SUISSE FIRST BOSTON AND LEHMAN BROTHERS INC., AS CO-SYNDICATION AGENTS, AND DEUTSCHE BANK TRUST COMPANY AMERICAS, AS ADMINISTRATIVE AGENT AND COLLATERAL AGENT

NAME OF INSTITUTION:

EATON VANCE LIMITED DURATION INCOME FUND BY: EATON VANCE MANAGEMENT AS INVESTMENT ADVISOR

By:	/s/ Michael B. Botthof
Name: Michael B. Botthof
Title Vice President

SIGNATURE PAGE TO WAIVER, DATED AS OF MARCH 30, 2006, TO THE CREDIT AGREEMENT, DATED AS OF JANUARY 28, 2005, AMONG INTELSAT, LTD., INTELSAT SUBSIDIARY HOLDING COMPANY, LTD., THE LENDERS PARTY THERETO, BANK OF AMERICA, N.A., BEAR STEARNS CORPORATE LENDING INC., BNP PARIBAS AND MERRILL LYNCH CAPITAL CORPORATION, AS CO-DOCUMENTATION AGENTS, CREDIT SUISSE FIRST BOSTON AND LEHMAN BROTHERS INC., AS CO-SYNDICATION AGENTS, AND DEUTSCHE BANK TRUST COMPANY AMERICAS, AS ADMINISTRATIVE AGENT AND COLLATERAL AGENT

NAME OF INSTITUTION:

TOLLI & CO. BY: EATON VANCE MANAGEMENT AS INVESTMENT ADVISOR

By:	/s/ Michael B. Botthof
Name: Michael B. Botthof
Title Vice President

SIGNATURE PAGE TO WAIVER, DATED AS OF MARCH 30, 2006, TO THE CREDIT AGREEMENT, DATED AS OF JANUARY 28, 2005, AMONG INTELSAT, LTD., INTELSAT SUBSIDIARY HOLDING COMPANY, LTD., THE LENDERS PARTY THERETO, BANK OF AMERICA, N.A., BEAR STEARNS CORPORATE LENDING INC., BNP PARIBAS AND MERRILL LYNCH CAPITAL CORPORATION, AS CO-DOCUMENTATION AGENTS, CREDIT SUISSE FIRST BOSTON AND LEHMAN BROTHERS INC., AS CO-SYNDICATION AGENTS, AND DEUTSCHE BANK TRUST COMPANY AMERICAS, AS ADMINISTRATIVE AGENT AND COLLATERAL AGENT

NAME OF INSTITUTION:

EATON VANCE SENIOR FLOATING-RATE TRUST BY: EATON VANCE MANAGEMENT AS INVESTMENT ADVISOR

By:	/s/ Michael B. Botthof
Name: Michael B. Botthof
Title Vice President

SIGNATURE PAGE TO WAIVER, DATED AS OF MARCH 30, 2006, TO THE CREDIT AGREEMENT, DATED AS OF JANUARY 28, 2005, AMONG INTELSAT, LTD., INTELSAT SUBSIDIARY HOLDING COMPANY, LTD., THE LENDERS PARTY THERETO, BANK OF AMERICA, N.A., BEAR STEARNS CORPORATE LENDING INC., BNP PARIBAS AND MERRILL LYNCH CAPITAL CORPORATION, AS CO-DOCUMENTATION AGENTS, CREDIT SUISSE FIRST BOSTON AND LEHMAN BROTHERS INC., AS CO-SYNDICATION AGENTS, AND DEUTSCHE BANK TRUST COMPANY AMERICAS, AS ADMINISTRATIVE AGENT AND COLLATERAL AGENT

NAME OF INSTITUTION:

EATON VANCE FLOATING-RATE INCOME TRUST

By:	EATON VANCE MANAGEMENT AS INVESTMENT ADVISOR

By:	/s/ Michael B. Botthof
	Name:	Michael B. Botthof
	Title	Vice President

SIGNATURE PAGE TO WAIVER, DATED AS OF MARCH 30, 2006, TO THE CREDIT AGREEMENT, DATED AS OF JANUARY 28, 2005, AMONG INTELSAT, LTD., INTELSAT SUBSIDIARY HOLDING COMPANY, LTD., THE LENDERS PARTY THERETO, BANK OF AMERICA, N.A., BEAR STEARNS CORPORATE LENDING INC., BNP PARIBAS AND MERRILL LYNCH CAPITAL CORPORATION, AS CO-DOCUMENTATION AGENTS, CREDIT SUISSE FIRST BOSTON AND LEHMAN BROTHERS INC., AS CO-SYNDICATION AGENTS, AND DEUTSCHE BANK TRUST COMPANY AMERICAS, AS ADMINISTRATIVE AGENT AND COLLATERAL AGENT

NAME OF INSTITUTION:

EATON VANCE SHORT DURATION DIVERSIFIED INCOME FUND

By:	EATON VANCE MANAGEMENT AS INVESTMENT ADVISOR

By:	/s/ Michael B. Botthof
	Name:	Michael B. Botthof
	Title	Vice President

SIGNATURE PAGE TO WAIVER, DATED AS OF MARCH 30, 2006, TO THE CREDIT AGREEMENT, DATED AS OF JANUARY 28, 2005, AMONG INTELSAT, LTD., INTELSAT SUBSIDIARY HOLDING COMPANY, LTD., THE LENDERS PARTY THERETO, BANK OF AMERICA, N.A., BEAR STEARNS CORPORATE LENDING INC., BNP PARIBAS AND MERRILL LYNCH CAPITAL CORPORATION, AS CO-DOCUMENTATION AGENTS, CREDIT SUISSE FIRST BOSTON AND LEHMAN BROTHERS INC., AS CO-SYNDICATION AGENTS, AND DEUTSCHE BANK TRUST COMPANY AMERICAS, AS ADMINISTRATIVE AGENT AND COLLATERAL AGENT

NAME OF INSTITUTION:

Fidelity Advisor Series II: Fidelity Advisor Floating Rate High Income Fund

By:	/s/ Mark Osterheld
	Name:	Mark Osterheld
	Title	Assistant Treasurer

SIGNATURE PAGE TO WAIVER, DATED AS OF MARCH 30, 2006, TO THE CREDIT AGREEMENT, DATED AS OF JANUARY 28, 2005, AMONG INTELSAT, LTD., INTELSAT SUBSIDIARY HOLDING COMPANY, LTD., THE LENDERS PARTY THERETO, BANK OF AMERICA, N.A., BEAR STEARNS CORPORATE LENDING INC., BNP PARIBAS AND MERRILL LYNCH CAPITAL CORPORATION, AS CO-DOCUMENTATION AGENTS, CREDIT SUISSE FIRST BOSTON AND LEHMAN BROTHERS INC., AS CO-SYNDICATION AGENTS, AND DEUTSCHE BANK TRUST COMPANY AMERICAS, AS ADMINISTRATIVE AGENT AND COLLATERAL AGENT

NAME OF INSTITUTION:

Fidelity Central Investment Portfolios LLC: Fidelity Floating Rate Central Investment Portfolio

By:	/s/ Mark Osterheld
	Name:	Mark Osterheld
	Title	Assistant Treasurer

SIGNATURE PAGE TO WAIVER, DATED AS OF MARCH 30, 2006, TO THE CREDIT AGREEMENT, DATED AS OF JANUARY 28, 2005, AMONG INTELSAT, LTD., INTELSAT SUBSIDIARY HOLDING COMPANY, LTD., THE LENDERS PARTY THERETO, BANK OF AMERICA, N.A., BEAR STEARNS CORPORATE LENDING INC., BNP PARIBAS AND MERRILL LYNCH CAPITAL CORPORATION, AS CO-DOCUMENTATION AGENTS, CREDIT SUISSE FIRST BOSTON AND LEHMAN BROTHERS INC., AS CO-SYNDICATION AGENTS, AND DEUTSCHE BANK TRUST COMPANY AMERICAS, AS ADMINISTRATIVE AGENT AND COLLATERAL AGENT

NAME OF INSTITUTION:

BALLYROCK CLO III Limited, By: BALLYROCK Investment Advisors LLC, as Collateral Manager

By:	/s/ Lisa Rymut
	Name:	Lisa Rymut
	Title	Assistant Treasurer

SIGNATURE PAGE TO WAIVER, DATED AS OF MARCH 30, 2006, TO THE CREDIT AGREEMENT, DATED AS OF JANUARY 28, 2005, AMONG INTELSAT, LTD., INTELSAT SUBSIDIARY HOLDING COMPANY, LTD., THE LENDERS PARTY THERETO, BANK OF AMERICA, N.A., BEAR STEARNS CORPORATE LENDING INC., BNP PARIBAS AND MERRILL LYNCH CAPITAL CORPORATION, AS CO-DOCUMENTATION AGENTS, CREDIT SUISSE FIRST BOSTON AND LEHMAN BROTHERS INC., AS CO-SYNDICATION AGENTS, AND DEUTSCHE BANK TRUST COMPANY AMERICAS, AS ADMINISTRATIVE AGENT AND COLLATERAL AGENT

NAME OF INSTITUTION:

ING Bank N.V.

By:	/s/ Wim Steenbakkers	/s/ Thomas Lagemann
	Name: Wim Steenbakkers	Thomas Lagemann
	Title Director	Managing Director

SIGNATURE PAGE TO WAIVER, DATED AS OF MARCH 30, 2006, TO THE CREDIT AGREEMENT, DATED AS OF JANUARY 28, 2005, AMONG INTELSAT, LTD., INTELSAT SUBSIDIARY HOLDING COMPANY, LTD., THE LENDERS PARTY THERETO, BANK OF AMERICA, N.A., BEAR STEARNS CORPORATE LENDING INC., BNP PARIBAS AND MERRILL LYNCH CAPITAL CORPORATION, AS CO-DOCUMENTATION AGENTS, CREDIT SUISSE FIRST BOSTON AND LEHMAN BROTHERS INC., AS CO-SYNDICATION AGENTS, AND DEUTSCHE BANK TRUST COMPANY AMERICAS, AS ADMINISTRATIVE AGENT AND COLLATERAL AGENT

NAME OF INSTITUTION:

CREDIT SUISSE, Cayman Islands Branch (formerly known as Credit Suisse First Boston)

By:	/s/ Bill O’Daly
	Name:	Bill O’Daly
	Title	Director

By:	/s/ Rianka Mohan
	Name:	Rianka Mohan
	Title	Associate

SIGNATURE PAGE TO WAIVER, DATED AS OF MARCH 30, 2006, TO THE CREDIT AGREEMENT, DATED AS OF JANUARY 28, 2005, AMONG INTELSAT, LTD., INTELSAT SUBSIDIARY HOLDING COMPANY, LTD., THE LENDERS PARTY THERETO, BANK OF AMERICA, N.A., BEAR STEARNS CORPORATE LENDING INC., BNP PARIBAS AND MERRILL LYNCH CAPITAL CORPORATION, AS CO-DOCUMENTATION AGENTS, CREDIT SUISSE FIRST BOSTON AND LEHMAN BROTHERS INC., AS CO-SYNDICATION AGENTS, AND DEUTSCHE BANK TRUST COMPANY AMERICAS, AS ADMINISTRATIVE AGENT AND COLLATERAL AGENT

NAME OF INSTITUTION:

LEHMAN COMMERCIAL PAPER INC.

By:	/s/ Diane Albanese
	Name:	Diane Albanese
	Title	Authorized Signatory

SIGNATURE PAGE TO WAIVER, DATED AS OF MARCH 30, 2006, TO THE CREDIT AGREEMENT, DATED AS OF JANUARY 28, 2005, AMONG INTELSAT, LTD., INTELSAT SUBSIDIARY HOLDING COMPANY, LTD., THE LENDERS PARTY THERETO, BANK OF AMERICA, N.A., BEAR STEARNS CORPORATE LENDING INC., BNP PARIBAS AND MERRILL LYNCH CAPITAL CORPORATION, AS CO-DOCUMENTATION AGENTS, CREDIT SUISSE FIRST BOSTON AND LEHMAN BROTHERS INC., AS CO-SYNDICATION AGENTS, AND DEUTSCHE BANK TRUST COMPANY AMERICAS, AS ADMINISTRATIVE AGENT AND COLLATERAL AGENT

NAME OF INSTITUTION:
Natexis Banques Populaires

By:	/s/ Michael Pellerito
	Name:	Michael Pellerito
	Title:	Vice President

By:	/s/ Cynthia Sachs
	Name:	Cynthia Sachs
	Title:	Vice President & Group Manager

SIGNATURE PAGE TO WAIVER, DATED AS OF MARCH 30, 2006, TO THE CREDIT AGREEMENT, DATED AS OF JANUARY 28, 2005, AMONG INTELSAT, LTD., INTELSAT SUBSIDIARY HOLDING COMPANY, LTD., THE LENDERS PARTY THERETO, BANK OF AMERICA, N.A., BEAR STEARNS CORPORATE LENDING INC., BNP PARIBAS AND MERRILL LYNCH CAPITAL CORPORATION, AS CO-DOCUMENTATION AGENTS, CREDIT SUISSE FIRST BOSTON AND LEHMAN BROTHERS INC., AS CO-SYNDICATION AGENTS, AND DEUTSCHE BANK TRUST COMPANY AMERICAS, AS ADMINISTRATIVE AGENT AND COLLATERAL AGENT

NAME OF INSTITUTION:

BNP Paribas

By:	/s/ Gregg Bonardi
	Name:	GREGG BONARDI
	Title:	Director Media & Telecom Finance

By:	/s/ Stephanie Rogers
Stephanie Rogers
Vice President

SIGNATURE PAGE TO WATVER, DATED AS OF MARCH 30, 2006, TO THE CREDIT AGREEMENT, DATED AS OF JANUARY 28, 2005, AMONG INTELSAT, LTD., INTELSAT SUBSIDIARY HOLDING COMPANY, LTD., THE LENDERS PARTY THERETO, BANK OF AMERICA, N.A., BEAR STEARNS CORPORATE LENDING INC., BNP PARIBAS AND MERRILL LYNCH CAPITAL CORPORATION, AS CO-DOCUMENTATION AGENTS, CREDTT SUISSE FIRST BOSTON AND LEHMAN BROTHERS INC., AS CO-SYNDICATION AGENTS, AND DEUTSCHE BANK TRUST COMPANY AMERICAS, AS ADMINISTRATIVE AGENT AND COLLATERAL AGENT

NAME OF INSTITUTION:

Export Development Canada

By:	/s/ Dan Kovacs	/s/ Lynda Bernst
	Name: Dan Kovacs	Lynda Bernst
	Title: Loan Asset Mgr	Loan Portfolio Mgr

SIGNATURE PAGE TO WAIVER, DATED AS OF MARCH 30, 2006, TO THE CREDIT AGREEMENT, DATED AS OF JANUARY 28, 2005, AMONG INTELSAT, LTD., INTELSAT SUBSIDIARY HOLDING COMPANY, LTD., THE LENDERS PARTY THERETO, BANK OF AMERICA, N.A., BEAR STEARNS CORPORATE LENDING INC., BNP PARIBAS AND MERRILL LYNCH CAPITAL CORPORATION, AS CO-DOCUMENTATION AGENTS, CREDIT SUISSE FIRST BOSTON AND LEHMAN BROTHERS INC., AS CO-SYNDICATION AGENTS, AND DEUTSCHE BANK TRUST COMPANY AMERICAS, AS ADMINISTRATIVE AGENT AND COLLATERAL AGENT

NAME OF INSTITUTION:

Bank of America, N.A.

By:	/s/ James W. Ford
	Name:	James W. Ford
	Title:	Senior Vice President

SIGNATURE PAGE TO WAIVER, DATED AS OF MARCH 30, 2006, TO THE CREDIT AGREEMENT, DATED AS OF JANUARY 28, 2005, AMONG INTELSAT, LTD., INTELSAT SUBSIDIARY HOLDING COMPANY, LTD., THE LENDERS PARTY THERETO, BANK OF AMERICA, N.A., BEAR STEARNS CORPORATE LENDING INC., BNP PARIBAS AND MERRILL LYNCH CAPITAL CORPORATION, AS CO-DOCUMENTATION AGENTS, CREDIT SUISSE FIRST BOSTON AND LEHMAN BROTHERS INC., AS CO-SYNDICATION AGENTS, AND DEUTSCHE BANK TRUST COMPANY AMERICAS, AS ADMINISTRATIVE AGENT AND COLLATERAL AGENT

NAME OF INSTITUTION: Royal Bank Of Canada

By:	/s/ Suzanne Katcher
	Name:	Suzanne Katcher
	Title:	Attorney-In-Fact

SIGNATURE PAGE TO WAIVER, DATED AS OF MARCH 30, 2006, TO THE CREDIT AGREEMENT, DATED AS OF JANUARY 28, 2005, AMONG INTELSAT, LTD., INTELSAT SUBSIDIARY HOLDING COMPANY, LTD., THE LENDERS PARTY THERETO, BANK OF AMERICA, N.A., BEAR STEARNS CORPORATE LENDING INC., BNP PARIBAS AND MERRILL LYNCH CAPITAL CORPORATION, AS CO-DOCUMENTATION AGENTS, CREDIT SUISSE FIRST BOSTON AND LEHMAN BROTHERS INC., AS CO-SYNDICATION AGENTS, AND DEUTSCHE BANK TRUST COMPANY AMERICAS, AS ADMINISTRATIVE AGENT AND COLLATERAL AGENT

NAME OF INSTITUTION:

Royal Bank Of Scotland PLC

By:	/s/ Jose A. Rosado
Name: Jose A. Rosado
Title Vice President

SIGNATURE PAGE TO WAIVER, DATED AS OF MARCH 30, 2006, TO THE CREDIT AGREEMENT, DATED AS OF JANUARY 28, 2005, AMONG INTELSAT, LTD., INTELSAT SUBSIDIARY HOLDING COMPANY, LTD., THE LENDERS PARTY THERETO, BANK OF AMERICA, N.A., BEAR STEARNS CORPORATE LENDING INC., BNP PARIBAS AND MERRILL LYNCH CAPITAL CORPORATION, AS CO-DOCUMENTATION AGENTS, CREDIT SUISSE FIRST BOSTON AND LEHMAN BROTHERS INC., AS CO-SYNDICATION AGENTS, AND DEUTSCHE BANK TRUST COMPANY AMERICAS, AS ADMINISTRATIVE AGENT AND COLLATERAL AGENT

NAME OF INSTITUTION:

Societe Generale

By:	/s/ Mark Vigil
Name: Mark Vigil
Title Managing Director

SIGNATURE PAGE TO WAIVER, DATED AS OF MARCH 30, 2006, TO THE CREDIT AGREEMENT, DATED AS OF JANUARY 28, 2005, AMONG INTELSAT, LTD., INTELSAT SUBSIDIARY HOLDING COMPANY, LTD., THE LENDERS PARTY THERETO, BANK OF AMERICA, N.A., BEAR STEARNS CORPORATE LENDING INC., BNP PARIBAS AND MERRILL LYNCH CAPITAL CORPORATION, AS CO-DOCUMENTATION AGENTS, CREDIT SUISSE FIRST BOSTON AND LEHMAN BROTHERS INC., AS CO-SYNDICATION AGENTS, AND DEUTSCHE BANK TRUST COMPANY AMERICAS, AS ADMINISTRATIVE AGENT AND COLLATERAL AGENT

NAME OF INSTITUTION:

Bear Stearns Corporate Lending Inc.

By:	/s/ Victor Bulzacchelli
Name: Victor Bulzacchelli
Title Vice President

SIGNATURE PAGE TO WAIVER, DATED AS OF MARCH 30, 2006, TO THE CREDIT AGREEMENT, DATED AS OF JANUARY 28, 2005, AMONG INTELSAT, LTD., INTELSAT SUBSIDIARY HOLDING COMPANY, LTD., THE LENDERS PARTY THERETO, BANK OF AMERICA, N.A., BEAR STEARNS CORPORATE LENDING INC., BNP PARIBAS AND MERRILL LYNCH CAPITAL CORPORATION, AS CO-DOCUMENTATION AGENTS, CREDIT SUISSE FIRST BOSTON AND LEHMAN BROTHERS INC., AS CO-SYNDICATION AGENTS, AND DEUTSCHE BANK TRUST COMPANY AMERICAS, AS ADMINISTRATIVE AGENT AND COLLATERAL AGENT

NAME OF INSTITUTION:

Merrill Lynch Capital Corp.

By:	/s/ Chantal D. Simon
Name: Chantal Simon
Title Vice President

NYLIM Flatiron CLO 2005-1 Ltd.		SIGNATURE PAGE TO WAIVER, DATED AS OF MARCH 30, 2006, TO THE CREDIT AGREEMENT, DATED AS OF JANUARY 28, 2005, AMONG INTELSAT, LTD., INTELSAT SUBSIDIARY HOLDING COMPANY, LTD., THE LENDERS PARTY THERETO, BANK OF AMERICA, N.A., BEAR STEARNS CORPORATE LENDING INC., BNP PARIBAS AND MERRILL LYNCH CAPITAL CORPORATION, AS CO-DOCUMENTATION AGENTS, CREDIT SUISSE FIRST BOSTON AND LEHMAN BROTHERS INC., AS CO-SYNDICATION AGENTS, AND DEUTSCHE BANK TRUST COMPANY AMERICAS, AS ADMINISTRATIVE AGENT AND COLLATERAL AGENT.
By:	New York Life Investment Management LLC, as Collateral Manager and Attorney In-Fact.
By:	/s/ Mark A. Campellono
Name: Mark A. Campellono Title: Director

NYLIM Institutional Floating Rate Fund LP.		NAME OF INSTITUTION: NYLIM Flatiron CLO 2003-1 Ltd.

By:	New York Life Investment Management LLC, Its Investment Manager	By:	New York Life Investment Management LLC, as Collateral Manager and Attorney In-Fact

By:	/s/ Mark A. Campellono	By:	/s/ Mark A. Campellono
	Name:		Name:	Mark A. Campellono
	Title:		Title	Director

MainStay Floating Rate Fund, a Series of Eclipse Funds, Inc.		New York Life Insurance and Annuity Corporation

By:	New York Life Investment Management LLC	By:	New York Life Investment Management LLC, Its Investment Manager

By:	/s/ Mark A. Campellono	By:	/s/ Mark A. Campellono
	Name:		Name:
	Title:		Title:

New York Life Insurance Company		MainStay VP Floating Rate Portfolio, a series of MainStay VP Series Fund, Inc.

By:	/s/ Mark A. Campellono	By:	New York Life Investment Management LLC
	Name: Title:	By:	/s/ Mark A. Campellono
Name:
Title:

SIGNATURE PAGE TO WAIVER, DATED AS OF MARCH 30, 2006, TO THE CREDIT AGREEMENT, DATED AS OF JANUARY 28, 2005, AMONG INTELSAT, LTD., INTELSAT SUBSIDIARY HOLDING COMPANY, LTD., THE LENDERS PARTY THERETO, BANK OF AMERICA, N.A., BEAR STEARNS CORPORATE LENDING INC., BNP PARIBAS AND MERRILL LYNCH CAPITAL CORPORATION, AS CO-DOCUMENTATION AGENTS, CREDIT SUISSE FIRST BOSTON AND LEHMAN BROTHERS INC., AS CO-SYNDICATION AGENTS, AND DEUTSCHE BANK TRUST COMPANY AMERICAS, AS ADMINISTRATIVE AGENT AND COLLATERAL AGENT

NAME OF INSTITUTION:

CIBC Inc.

By:	/s/ E. Lindsay Gordon
	Name:	E. Lindsay Gordon
	Title:	Authorized Signatory

SIGNATURE PAGE TO WAIVER, DATED AS OF MARCH 30, 2006, TO THE CREDIT AGREEMENT, DATED AS OF JANUARY 28, 2005, AMONG INTELSAT, LTD., INTELSAT SUBSIDIARY HOLDING COMPANY, LTD., THE LENDERS PARTY THERETO, BANK OF AMERICA, N.A., BEAR STEARNS CORPORATE LENDING INC., BNP PARIBAS AND MERRILL LYNCH CAPITAL CORPORATION, AS CO-DOCUMENTATION AGENTS, CREDIT SUISSE FIRST BOSTON AND LEHMAN BROTHERS INC., AS COSYNDICATION AGENTS, AND DEUTSCHE BANK TRUST COMPANY AMERICAS, AS ADMINISTRATIVE AGENT AND COLLATERAL AGENT

BABSON CLO LTD 2004-I
BABSON CLO LTD 2005-I
BABSON CLO LTD 2005-II
SUFFIELD CLO, LIMITED
By: Babson Capital Management LLC as Collateral Manager

By:	/s/ Marcus Sowell
Name:	Marcus Sowell
Title:	Managing Director

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY
By: Babson Capital Management LLC as Investment Adviser

By:	/s/ Marcus Sowell
Name:	Marcus Sowell
Title:	Managing Director

SIGNATURE PAGE TO WAIVER, DATED AS OF MARCH 30, 2006, TO THE CREDIT AGREEMENT, DATED AS OF JANUARY 28, 2005, AMONG INTELSAT, LTD., INTELSAT SUBSIDIARY HOLDING COMPANY, LTD., THE LENDERS PARTY THERETO, BANK OF AMERICA, N.A., BEAR STEARNS CORPORATE LENDING INC., BNP PARIBAS AND MERRILL LYNCH CAPITAL CORPORATION, AS CO-DOCUMENTATION AGENTS, CREDIT SUISSE FIRST BOSTON AND LEHMAN BROTHERS INC., AS CO-SYNDICATION AGENTS, AND DEUTSCHE BANK TRUST COMPANY AMERICAS, AS ADMINISTRATIVE AGENT AND COLLATERAL AGENT

NAME OF INSTITUTION:

Mizuho Corporate Bank, Ltd.

By:	/s/ James R. Fayen
Name:	James R. Fayen
Title	Deputy General Manager

SIGNATURE PAGE TO WAIVER, DATED AS OF MARCH 30, 2006, TO THE CREDIT AGREEMENT, DATED AS OF JANUARY 28, 2005, AMONG INTELSAT, LTD., INTELSAT SUBSIDIARY HOLDING COMPANY, LTD., THE LENDERS PARTY THERETO, BANK OF AMERICA, N.A., BEAR STEARNS CORPORATE LENDING INC., BNP PARIBAS AND MERRILL LYNCH CAPITAL CORPORATION, AS CO-DOCUMENTATION AGENTS, CREDIT SUISSE FIRST BOSTON AND LEHMAN BROTHERS INC., AS CO-SYNDICATION AGENTS, AND DEUTSCHE BANK TRUST COMPANY AMERICAS, AS ADMINISTRATIVE AGENT AND COLLATERAL AGENT.

NAME OF INSTITUTION:

SMBC MVI SPC,
on behalf of and for the account of Segregated Portfolio No. 1
By:	Oak Hill Separate Account Management I, LLC	By:
As Investment Manager		Name:
Title:
By:	/s/ Scott D. Krase
Name:	Scott D. Krase
Title:	Authorized Person
OAK HILL CREDIT PARTNERS II, LIMITED
OAK HILL CREDIT PARTNERS I, LIMITED		By:	Oak Hill CLO Management II, LLC
As Investment Manager
By:	Oak Hill CLO Management I, LLC
As Investment Manager		By:	/s/ Scott D. Krase
		Name:	Scott D. Krase
		Title:	Authorized Person
By:	/s/ Scott D. Krase
Name:	Scott D. Krase
Title:	Authorized Person	OAK HILL CREDIT PARTNERS III,
LIMITED
OAK HILL CREDIT PARTNERS IV, LIMITED
		By:	Oak Hill CLO Management III, LLC
By:	Oak Hill CLO Management IV, LLC	As Investment Manager
As Investment Manager

By:	/s/ Scott D. Krase	By:	/s/ Scott D. Krase
Name:	Scott D. Krase	Name:	Scott D. Krase
Title:	Authorized Person	Title:	Authorized Person

1

SIGNATURE PAGE TO WAIVER, DATED AS OF MARCH 30, 2006, TO THE CREDIT AGREEMENT, DATED AS OF JANUARY 28, 2005, AMONG INTELSAT, LTD., INTELSAT SUBSIDIARY HOLDING COMPANY, LTD., THE LENDERS PARTY THERETO, BANK OF AMERICA, N.A., BEAR STEARNS CORPORATE LENDING INC., BNP PARIBAS AND MERRILL LYNCH CAPITAL CORPORATION, AS CO-DOCUMENTATION AGENTS, CREDIT SUISSE FIRST BOSTON AND LEHMAN BROTHERS INC., AS CO-SYNDICATION AGENTS, AND DEUTSCHE BANK TRUST COMPANY AMERICAS, AS ADMINISTRATIVE AGENT AND COLLATERAL AGENT

NAME OF INSTITUTION:

Ares VIII CLO Ltd.

By:	Ares CLO Management VIII, L.P.,
Its:	Investment Manager

By:	Ares CLO GP VIII, LLC,
Its:	General Partner

By:	/s/ Seth J. Brufsky
Name:	Seth J. Brufsky
Title:	Vice President

SIGNATURE PAGE TO WAIVER, DATED AS OF MARCH 30, 2006, TO THE CREDIT AGREEMENT, DATED AS OF JANUARY 28, 2005, AMONG INTELSAT, LTD., INTELSAT SUBSIDIARY HOLDING COMPANY, LTD., THE LENDERS PARTY THERETO, BANK OF AMERICA, N.A., BEAR STEARNS CORPORATE LENDING INC., BNP PARIBAS AND MERRILL LYNCH CAPITAL CORPORATION, AS CO-DOCUMENTATION AGENTS, CREDIT SUISSE FIRST BOSTON AND LEHMAN BROTHERS INC., AS CO-SYNDICATION AGENTS, AND DEUTSCHE BANK TRUST COMPANY AMERICAS, AS ADMINISTRATIVE AGENT AND COLLATERAL AGENT

NAME OF INSTITUTION:

ARES IX CLO Ltd.

By:	Ares CLO Management IX, L.P.
Its:	Investment Manager

By:	Ares CLO GP IX, LLC
Its:	General Partner

By:	/s/ Seth J. Brufksy
Name:	Seth J. Brufksy
Title:	Vice President

SIGNATURE PAGE TO WAIVER, DATED AS OF MARCH 30, 2006, TO THE CREDIT AGREEMENT, DATED AS OF JANUARY 28, 2005, AMONG INTELSAT, LTD., INTELSAT SUBSIDIARY HOLDING COMPANY, LTD., THE LENDERS PARTY THERETO, BANK OF AMERICA, N.A., BEAR STEARNS CORPORATE LENDING INC., BNP PARIBAS AND MERRILL LYNCH CAPITAL CORPORATION, AS CO-DOCUMENTATION AGENTS, CREDIT SUISSE FIRST BOSTON AND LEHMAN BROTHERS INC., AS CO-SYNDICATION AGENTS, AND DEUTSCHE BANK TRUST COMPANY AMERICAS, AS ADMINISTRATIVE AGENT AND COLLATERAL AGENT

NAME OF INSTITUTION:

Braymoor & Co.
By:	Bear Stearns Asset Management, Inc.,
as its attorney-in-fact

By:	/s/ Jonathan Berg
Name: Jonathan Berg
Title: Associate Director

SIGNATURE PAGE TO WAIVER, DATED AS OF MARCH 30, 2006, TO THE CREDIT AGREEMENT, DATED AS OF JANUARY 28, 2005, AMONG INTELSAT, LTD., INTELSAT SUBSIDIARY HOLDING COMPANY, LTD., THE LENDERS PARTY THERETO, BANK OF AMERICA, N.A., BEAR STEARNS CORPORATE LENDING INC., BNP PARIBAS AND MERRILL LYNCH CAPITAL CORPORATION, AS CO-DOCUMENTATION AGENTS, CREDIT SUISSE FIRST BOSTON AND LEHMAN BROTHERS INC., AS CO-SYNDICATION AGENTS, AND DEUTSCHE BANK TRUST COMPANY AMERICAS, AS ADMINISTRATIVE AGENT AND COLLATERAL AGENT

NAME OF INSTITUTION:

Bear Stearns Loan Trust
By:	Bear Stearns Asset Management, Inc.,
as its attorney-in-fact

By:	/s/ Jonathan Berg
	Name:	Jonathan Berg
	Title:	Associate Director

SIGNATURE PAGE TO WAIVER, DATED AS OF MARCH 30, 2006, TO THE CREDIT AGREEMENT, DATED AS OF JANUARY 28, 2005, AMONG INTELSAT, LTD., INTELSAT SUBSIDIARY HOLDING COMPANY, LTD., THE LENDERS PARTY THERETO, BANK OF AMERICA, N.A., BEAR STEARNS CORPORATE LENDING INC., BNP PARIBAS AND MERRILL LYNCH CAPITAL CORPORATION, AS CO-DOCUMENTATION AGENTS, CREDIT SUISSE FIRST BOSTON AND LEHMAN BROTHERS INC., AS CO-SYNDICATION AGENTS, AND DEUTSCHE BANK TRUST COMPANY AMERICAS, AS ADMINISTRATIVE AGENT AND COLLATERAL AGENT

NAME OF INSTITUTION:

Bear Stearns Institutional Loan Master Fund, Ltd.
By:	Bear Stearns Asset Management Inc.,
as its Investment Manager

By:	/s/ Jonathan Berg
	Name:	Jonathan Berg
	Title:	Associate Director

SIGNATURE PAGE TO WAIVER, DATED AS OF MARCH 30, 2006, TO THE CREDIT AGREEMENT, DATED AS OF JANUARY 28, 2005, AMONG INTELSAT, LTD., INTELSAT SUBSIDIARY HOLDING COMPANY, LTD., THE LENDERS PARTY THERETO, BANK OF AMERICA, N.A., BEAR STEARNS CORPORATE LENDING INC., BNP PARIBAS AND MERRILL LYNCH CAPITAL CORPORATION, AS CO-DOCUMENTATION AGENTS, CREDIT SUISSE FIRST BOSTON AND LEHMAN BROTHERS INC., AS CO-SYNDICATION AGENTS, AND DEUTSCHE BANK TRUST COMPANY AMERICAS, AS ADMINISTRATIVE AGENT AND COLLATERAL AGENT

NAME OF INSTITUTION:

Loan Funding VI LLC, for itself or as agent for Corporate Loan Funding VI LLC

By:	/s/ Dean T. Criares
	Name:	Dean T. Criares
	Title	Senior Managing Director

SIGNATURE PAGE TO WAIVER, DATED AS OF MARCH 30, 2006, TO THE CREDIT AGREEMENT, DATED AS OF JANUARY 28, 2005, AMONG INTELSAT, LTD., INTELSAT SUBSIDIARY HOLDING COMPANY, LTD., THE LENDERS PARTY THERETO, BANK OF AMERICA, N.A., BEAR STEARNS CORPORATE LENDING INC., BNP PARIBAS AND MERRILL LYNCH CAPITAL CORPORATION, AS CO-DOCUMENTATION AGENTS, CREDIT SUISSE FIRST BOSTON AND LEHMAN BROTHERS INC., AS CO-SYNDICATION AGENTS, AND DEUTSCHE BANK TRUST COMPANY AMERICAS, AS ADMINISTRATIVE AGENT AND COLLATERAL AGENT

NAME OF INSTITUTION:

Lafayette Square CDO Ltd., for itself or as agent for Lafayette Square CDO Ltd.

By:	/s/ Dean T. Criares
	Name:	Dean T. Criares
	Title	Senior Managing Director

SIGNATURE PAGE TO WAIVER, DATED AS OF MARCH 30, 2006, TO THE CREDIT AGREEMENT, DATED AS OF JANUARY 28, 2005, AMONG INTELSAT, LTD., INTELSAT SUBSIDIARY HOLDING COMPANY, LTD., THE LENDERS PARTY THERETO, BANK OF AMERICA, N.A., BEAR STEARNS CORPORATE LENDING INC., BNP PARIBAS AND MERRILL LYNCH CAPITAL CORPORATION, AS CO-DOCUMENTATION AGENTS, CREDIT SUISSE FIRST BOSTON AND LEHMAN BROTHERS INC., AS CO-SYNDICATION AGENTS, AND DEUTSCHE BANK TRUST COMPANY AMERICAS, AS ADMINISTRATIVE AGENT AND COLLATERAL AGENT

NAME OF INSTITUTION:

UBS AG, Stamford Branch

By:	/s/ Pamela Oh
Name: Pamela Oh
Title Associate Director Banking Products Services, US

By:	/s/ Christopher M. Altkin
Name: Christopher M. Altkin
Title: Associate Director Banking Products Services, US

SIGNATURE PAGE TO WAIVER, DATED AS OF MARCH 30, 2006, TO THE CREDIT AGREEMENT, DATED AS OF JANUARY 28, 2005, AMONG INTELSAT, LTD., INTELSAT SUBSIDIARY HOLDING COMPANY, LTD., THE LENDERS PARTY THERETO, BANK OF AMERICA, N.A., BEAR STEARNS CORPORATE LENDING INC., BNP PARIBAS AND MERRILL LYNCH CAPITAL CORPORATION, AS CO-DOCUMENTATION AGENTS, CREDIT SUISSE FIRST BOSTON AND LEHMAN BROTHERS INC., AS CO-SYNDICATION AGENTS, AND DEUTSCHE BANK TRUST COMPANY AMERICAS, AS ADMINISTRATIVE AGENT AND COLLATERAL AGENT

NAME OF INSTITUTION:

ING Senior Income Fund

By:	ING Investment Management Co. as its investment manager

By:	/s/ Mohamed Basma
Name:	Mohamed Basma
Title:	Vice President

SIGNATURE PAGE TO WAIVER, DATED AS OF MARCH 30, 2006, TO THE CREDIT AGREEMENT, DATED AS OF JANUARY 28, 2005, AMONG INTELSAT, LTD., INTELSAT SUBSIDIARY HOLDING COMPANY, LTD., THE LENDERS PARTY THERETO, BANK OF AMERICA, N.A., BEAR STEARNS CORPORATE LENDING INC., BNP PARIBAS AND MERRILL LYNCH CAPITAL CORPORATION, AS CO-DOCUMENTATION AGENTS, CREDIT SUISSE FIRST BOSTON AND LEHMAN BROTHERS INC., AS CO-SYNDICATION AGENTS, AND DEUTSCHE BANK TRUST COMPANY AMERICAS, AS ADMINISTRATIVE AGENT AND COLLATERAL AGENT

NAME OF INSTITUTION:

by: PPM America, Inc., as Attorney-in-fact, on behalf of Jackson National Life Insurance Company.

By:	/s/ Chris Kappas
Name: Chris Kappas
Title Managing Director

SIGNATURE PAGE TO WAIVER, DATED AS OF MARCH 30, 2006, TO THE CREDIT AGREEMENT, DATED AS OF JANUARY 28, 2005, AMONG INTELSAT, LTD., INTELSAT SUBSIDIARY HOLDING COMPANY, LTD., THE LENDERS PARTY THERETO, BANK OF AMERICA, N.A., BEAR STEARNS CORPORATE LENDING INC., BNP PARIBAS AND MERRILL LYNCH CAPITAL CORPORATION, AS CO-DOCUMENTATION AGENTS, CREDIT SUISSE FIRST BOSTON AND LEHMAN BROTHERS INC., AS CO- SYNDICATION AGENTS, AND DEUTSCHE BANK TRUST COMPANY AMERICAS, AS ADMINISTRATIVE AGENT AND COLLATERAL AGENT

NAME OF INSTITUTION:

FBS CBNA Loan Funding LLC

By:	/s/ Gregg Bresner
Name: Gregg Bresner
Title: Member, Briscoe Capital Mgmt.

SIGNATURE PAGE TO WAIVER, DATED AS OF MARCH 30, 2006, TO THE CREDIT AGREEMENT, DATED AS OF JANUARY 28, 2005, AMONG INTELSAT, LTD., INTELSAT SUBSIDIARY HOLDING COMPANY, LTD., THE LENDERS PARTY THERETO, BANK OF AMERICA, N.A., BEAR STEARNS CORPORATE LENDING INC., BNP PARIBAS AND MERRILL LYNCH CAPITAL CORPORATION, AS CO-DOCUMENTATION AGENTS, CREDIT SUISSE FIRST BOSTON AND LEHMAN BROTHERS INC., AS CO- SYNDICATION AGENTS, AND DEUTSCHE BANK TRUST COMPANY AMERICAS, AS ADMINISTRATIVE AGENT AND COLLATERAL AGENT

NAME OF INSTITUTION:

HY-FI TRUST, by JPMorgan Chase Bank, N.A., (f/k/a JPMorgan Chase Bank) solely as trustee (and not in its individual capacity)

By:	Octagon Credit Investors, LLC as Portfolio Manager

By:	/s/ Andrew D. Gordon
Name: Andrew D. Gordon
Title: Portfolio Manager